2008 INVESTOR MEETING
XPLORE TECHNOLOGIES CORP.

June 2008

Forward Looking Statements

Some of the statements made or contained in this presentation are forward-looking statements. We generally identify forward-looking statements with the words "may", "would", "could", "will", "intend", "plan", "anticipate", "believe", "estimate", "expect" and similar expressions are intended to identify forward-looking statements. Such statements reflect Xplore's current views with respect to future events and are subject to such risks and uncertainties. Many factors could cause actual results to differ materially from the statements made including those factors detailed from time to time in filings made by Xplore with securities regulatory authorities. Should one or more of these risks or uncertainties materialize, or should assumptions underlying the forward looking statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated or expected. Xplore does not intend and does not assume any obligation to update these forward-looking statements.

MICHAEL J. RAPISAND
CHIEF FINANCIAL OFFICER

Fiscal Year 2008 – Within Our Transition

- Single product line to multiple product lines
- Significant focus and progress on new product development
  - Next generation of the iX104 with Super AllVue screen and dual core chip
  - State of the art military dock
  - Rugged notebook
  - Headed towards larger markets – military & rugged notebook

Revenue and Margin


Last new product released Q2 '07
Next Generation C4 In Q2 '09
$25.4 M
FY 2008
$34.5 M
FY 2007
Revenue
Supply Chain Economies
29.3%
FY 2008
28.4%
FY 2007
Margin %

OPEX Spend

Shifted spend to new product development costs


$14.4 M
$14.1 M
FY 2008
FY 2007

Both years include $1.3 M of non-recurring corporate migration charges

Includes $2.2 M (15%) in FY '08 $1.7 M (12%) in FY '07 of non-cash charges

Net Loss


$7.1 M
$6.6 M
2008
2007

Net loss increased 7.6% principally due to a 27% revenue decline

Loss per share is $.11 cents for both years

Financial Position

	March 31, 2008	March 31, 2007
ASSETS		
Cash and cash equivalents	$ 733	$ 1,711
Accounts receivable, net	4,936	4,408
Inventory	3,408	3,639
Prepaid expenses and other current assets	658	771
Total current assets	9,735	10,529
Fixed assets, net	1,094	585
Deferred charges	-	-
	$ 10,829	$ 11,114
LIABILITIES AND EQUITY		
Accounts payable and accrued liabilities	4,634	5,319
Total current liabilities	4,634	5,319
Debentures	-	250
Total Liabilities	4,634	5,569
Shareholders' Equity	6,195	5,545
	$ 10,829	$ 11,114

Strong working capital focus

Managing cash conversion cycle

- Reduce inventory
- Focus on receivables
- Negotiate better terms with vendors

Expanding Working Capital Capabilities

- Increased Revolving Credit Facility with Silicon Valley Bank from $5 million to $8 million
- Continue to evaluate other alternatives which will provide greater working capital flexibility
- Association with Phoenix strengthens financial condition

Thank You

MARK HOLLERAN

PRESIDENT & CHIEF OPERATING OFFICER

June 2008

Xplore Technologies - Mission and Focus

Single focus and dedication:

- *To be the leading global provider of complete rugged mobile personal computing systems for customers that undertake job functions away from the protection of an office in challenging working conditions on a daily basis.*









Service, Maintenance & Support
Hardware & Accessories
Connectivity

Xplore Snapshot

- **# 1** in Ruggedized Tablet PC Computer market (slates)*
- Over eleven years rugged mobile computing experience
- Deloitte's Technology Fast 500 Award - based on 5 year revenue growth
- US domiciled corporation
- Publicly listed Company on the Over The Counter Bulletin Board (OTC BB symbol: XLRT)



* Source: Venture Development Corporation, August 2007

Executive Team

Phil Sassower, C.E.O.

Mark Holleran, President and C.O.O.

Michael Rapisand, C.F.O.

Bryan Bell, V.P. of Engineering

Randy Paramore, V.P. of Supply Chain

Greg Arends, C.T.O.

Board of Directors

Phil Sassower, Chairman

Andrea Goren

Brian Usher-Jones

Tom Leonardis

Frank Elenio

Year of Transformation

Rugged Tablet Company

to

Rugged Mobile P.C. Company

Single Product Line

to

Multiple Product Lines

Year of Transformation

New Bigger Markets

- Rugged Tablet Market ≈ $255 million 2008*
- Rugged P.C. Market ≈ $2.44 billion 2008*

*Source: Venture Development Corporation

Why We Are Winning

- Most rugged Tablet PC
- Best outdoor viewable display: AllVue™
- Flexible user interface: Dual Mode™
- Integrated multi-modal Wireless
- Best mounting solutions for various applications


















USSC 406



Partner Centric Model

140 Plus Partners

Group Mobile
Rugged & Mobile Computers

ESRI

hp invent

methec

FILBITRON

VT Miltope
A company of Vision Technologies Systems

Microsoft

ABETECH
Bar Code & RFID Solutions

DELL

promark TECHNOLOGY

Technology and Tradition
Gamewell
FCI FIRE CONTROL INSTRUMENTS
by Honeywell

Axel Group
Logistic Systems Oy

invensys
FOXBORO

World Class Customer Base

hydro one
JOHN DEERE
EUB Alberta Energy and Utilities Board
SAAB
EnergyUnited YOUR LOCAL CONNECTION
CLARK CONSTRUCTION
Andersen WINDOWS • DOORS
Moosehead
Shell GAS
essent
BNSF RAILWAY
ScottishPower
Ford
NATIONAL AERONAUTICS AND SPACE ADMINISTRATION
NASA
P&G
DAIMLERCHRYSLER
Pfizer
Sealed Air Our Products Protect Your Products
Abbott Laboratories
Cincinnati Bell
BOEING
TDS metrocom
PARSONS
U.S. AIR FORCE
Mercedes-Benz
VAPO
HUNT BUILDING COMPANY, LTD.
FEMA
Royal Dutch Air Force

Potential 2008-2009 Major Projects – Project 1

Project A	1800 Units
Project B	2100 Units
Project C	700 Units
Potential Market 2008	4K+ Units
Potential Market 2009	18K+ Units

Competitor: D.R.S.
General Dynamics Itronix Corp.

Potential 2008-2009 Major Projects – Project 2

Potential 7000 Units

Timeframe: Pilot Aug.-Sept. 90 days

Next Steps: 50-60 unit pilot
Potential Calendar 2009 Rollout

Competitor: Panasonic

Potential 2008-2009 Major Projects – Project 3

1300 unit pilot – Purchase Order Received

North America   Potential 10K+ units

Delivery Summer 2008

Potential 2008-2009 Major Projects – Project 4

50 unit pilot

Potential 3K units

$9M plus

2008-2009 Calendar Rollout

Competitor: D.R.S.

New Products Under Development

- iX104C4
- Cobra
- Armadillo

iX104C4 Rugged Tablet

- **Key Selling Points:**
  - Best in Class Indoor/ Outdoor Display (Super AllVue)
  - Best Integrated Wireless (redesigned antennas; newest integrated wWAN modules)
  - Industry Leading Performance (20% better than Panasonic's CF-19)
  - Vista Compliant



"The Xplore tablet is a champion in design, and the newest generation is no exception." *-Blaine Smith, Hydro One*

Armadillo Rugged Tablet and Intelligent Dock

- Key Selling Points:
  - Meets or Exceeds Military Standard 810F
  - Flexible Design to Meet Military Environmental and Application Needs
  - New Personality Module
  - Intelligent Dock Design
  - Best in Class Indoor/ Outdoor Display (Super AllVue)



VT Miltope
A company of VT Systems

ARMADILLO SYSTEM

THIS ARMADILLO COVERS SOME GROUND

We took the best-in-class tablet technology and mapped it with a dock that increased functionality for evolving requirements, while maintaining the military-grade ruggedness for which VT Miltope is famous. The result is Armadillo: the multi-mission computer system that's not only powerful, but built to survive the harshest environments that military personnel and vehicles encounter. It complies with a battery of standards, including MIL-STD-810F, MIL-STD-461E, MIL-HDBK-4581SB and IPC.

Based on input from numerous system program offices, operators, maintainers, and prime contractors, the Armadillo System provides an expandable multi-mission tablet computer system for vehicle-mounted and dismounted applications.

Armadillo features two major components—the tablet and the active mounting dock. On the move, the tablet is mounted on the Armadillo's active dock. When dismounted for activities such as maintenance, the active dock continues to be connected to on system vehicle interfaces and the tablet is capable of communicating wirelessly to the dock to direct actions from nearby locations, such as the engine compartment. Armadillo is purposely designed to allow the hardware required for vehicle specific applications to be segregated from the tablet, to keep down its size and weight and minimize modifications to the tablet itself.

Only the Armadillo gives you expanded I/O when docked—without the excess weight and power drain when undocked. The hardware is designed to be flexible enough to evolve with applications, without requiring complicated modifications within the vehicle to interface with vehicle subsystems.

HARD WEAR

A CASE FOR RUGGED



ARMADILLO SYSTEM

THIS ARMADILLO COVERS SOME GROUND

We took the best-in-class tablet technology and coupled it with a dock that increases functionality for evolving requirements, while maintaining the military-grade ruggedness for which VT Miltope is famous. The result is Armadillo: the multi-mission computer system that's not only powerful, but built to survive the harshest environments that military personnel and vehicles encounter. It complies with a battery of standards, including MIL-STD-810F, MIL-STD-461E, MIL-HDBK-46855B and IPC.

Based on input from numerous system program offices, operators, maintainers, and prime contractors, the Armadillo System provides an expandable multi-mission tablet computer system for vehicle-mounted and dismounted applications.

Armadillo features two major components—the tablet and the active mounting dock. On the move, the tablet is mounted on the Armadillo's active dock. When dismounted for activities such as maintenance, the active dock continues to be connected to on-system vehicle interfaces and the tablet is capable of communicating wirelessly to the dock to direct actions from nearby locations, such as the engine compartment. Armadillo is purposely designed to allow the hardware required for vehicle-specific applications to be segregated from the tablet, to keep down its size and weight and minimize modifications to the tablet itself.

Only the Armadillo gives you expanded I/O when docked—without the excess weight and power drain when undocked. The hardware is designed to be flexible enough to evolve with applications, without requiring complicated modifications within the vehicle to interface with vehicle subsystems.

Cobra Rugged Notebook

- Key Selling Points
  - Best in Class Indoor/ Outdoor Display (Super AllVue)
  - Designed for In Field Repair
  - Better Price to Performance
  - First Rugged Computer with Carbon Fiber
  - Fully Rugged
  - High Performance



Larger Market Potential

2008
New Xplore Market Potential
$2.44 Billion



Tablet
Notebook
OnBoard Fixed

Source: VDC Enterprise Mobility Solutions, August 2007

Xplore at an Inflexion Point

- Canadian entity to Delaware corporation
- Move from TSX to OTCBB
- Manufacturing partner diversification
- Multiple product developments
- Expanding addressable market
- Large project opportunities

Thank You